UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2017

TAKUNG ART CO., LTD

(Exact name of registrant as specified in its charter)

Delaware	001-38036	26-4731758
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Flat/RM 03-04 20/F Hutchison House

10 Harcourt Road, Central Hong Kong

(Address of Principal Executive Offices)

Registrant’s telephone number: +852 3158 0977

________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Takung Art Co., Ltd., a Delaware corporation (the “Company”) held its annual meeting of shareholders for its fiscal year ended December 31, 2016 at 10:00 p.m., October 15, 2017, E.T.(10:00 a.m., October 16, 2017, local time) at its principal executive offices in Hong Kong. Holders of 6,720,371 shares of the Company's common stock were present in person or by proxy at the annual meeting, representing 60.06% of the total 11,188,882 outstanding shares of common stock and therefore constituting a quorum of more than a majority of the shares outstanding and entitled to vote at the annual meeting as of the record date of August 21, 2017. The final voting results for each matter submitted to a vote of shareholders at the meeting are as follows:

1.	Election of Directors

The following individuals were elected as Directors to serve on the Board of Directors (the “Board”) until the annual meeting of shareholders for the year ended December 31, 2017 or until his successor is duly elected and qualified. No broker non-votes are counted.

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
Di Xiao	6,387,967	163	332,241
Joseph Levinson	6,388,130	0	332,241
William Kwok Keung Tsui	6,388,130	0	332,241
John Levy	6,388,130	0	332,241
Zishen Li	6,388,130	0	332,241

2.	Ratification of Marcum Bernstein & Pinchuk LLP as the Company’s independent auditor for the fiscal year ended December 31, 2017

The shareholders ratified the appointment of Marcum Bernstein & Pinchuk LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017. Broker non-votes are counted.

For	Against	Abstain	Broker Non-Votes
6,720,371	0	0	0

3.	Amendment to the Certificate of Incorporation, authorizing the Board to issue up to 10,000,000 shares of “Blank Check” preferred stock.

The shareholders approved the amendment to the Certificate of Incorporation, authorizing the Board to issue up to 10,000,000 shares of “Blank Check” preferred stock. No broker non-votes are counted.

For	Against	Abstain	Broker Non-Votes
6,386,830	1,300	0	332,241

4.	Advisory Vote on Compensation of Named Executive Officers

The shareholders approved, on an advisory, non-binding basis, the compensation of our named executive officers. No broker non-votes are counted.

For	Against	Abstain	Broker Non-Votes
6,388,130	0	0	332,241

5.	The one-year option for future advisory votes to approve the compensation of named executive officers

The shareholders approved, on an advisory, non-binding basis, the one-year option for future advisory votes to approve the compensation of our named executive officers. No broker non-votes are counted.

One-year	Two-year	Three-year	Abstain	Broker Non-Votes
6,387,530	600	0	0	332,241

6.	Amendment to the Company’s 2015 Incentive Stock Plan to increase 500,000 shares of common stock reserved under the plan.

The shareholders approved, the amendment to the Company’s 2015 Incentive Stock Plan to increase 500,000 shares of common stock reserved under the plan. No broker non-votes are counted.

For	Against	Abstain	Broker Non-Votes
6,386,830	1,300	0	332,241

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Takung Art Co., Ltd.

Date: October 18, 2017
/s/ Di Xiao
Name: Di Xiao
Title: Chief Executive Officer